UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21533

Western Asset Inflation Management Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FORM N-Q

MARCH 31, 2014

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 93.2%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,338,927	$2,757,557
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	7,730,370	8,814,430
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	5,604,479	6,218,343
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,230,988	1,496,805
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,721,503	2,433,507
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	2,824,333	3,387,765
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	1,655,447	1,992,096
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	2,232,668	1,950,445
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	2,288,925	1,920,909
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	983,489	1,005,924
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	13,410,306	14,238,499	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	10,596	10,890
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,559,489	2,794,044
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	5,137,870	5,629,780	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	5,210,535	5,360,744
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	4,354,077	4,728,937
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	4,229,324	4,329,111
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,373,168	3,662,259
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	980,433	1,095,634
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	1,095,400	1,220,087
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	2,380,861	2,567,983
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	11,472,409	12,188,539
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	5,562,233	5,732,142
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	10,695,380	10,488,157
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,685,065	2,632,309
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	6,444,461	6,240,803	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	2,301,519	2,278,144
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	1,734,135	1,741,451

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $115,707,567)				118,917,294

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	776,634	61,541	(b)
Government National Mortgage Association (GNMA), 2010-159 IO, IO	0.790%	8/16/50	8,019,603	260,048	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $268,907)				321,589

CORPORATE BONDS & NOTES - 12.7%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	510,000	587,713

CONSUMER STAPLES - 1.0%
Food Products - 0.2%
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	320,000	323,290	(c)

Tobacco - 0.8%
Altria Group Inc., Senior Notes	2.850%	8/9/22	400,000	376,049
Altria Group Inc., Senior Notes	9.950%	11/10/38	150,000	241,397
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	254,485
Reynolds American Inc., Senior Notes	4.750%	11/1/42	150,000	140,832

Total Tobacco				1,012,763

TOTAL CONSUMER STAPLES				1,336,053

ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	159,504	178,405	(c)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	300,000	328,500

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 1.5% (continued)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	$183,500	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	150,000	146,625	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	32,335
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	188,789
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	140,000	142,285
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	250,000	210,000	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	200,000	192,750	(c)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	262,227	(c)

TOTAL ENERGY				1,865,416

FINANCIALS - 6.9%
Banks - 5.5%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	500,000	472,500	(b)(d)
Bank of America Corp., Senior Notes	4.100%	7/24/23	950,000	965,456
Bank of America Corp., Senior Notes	5.000%	1/21/44	270,000	276,715
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	700,000	773,500
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	500,000	465,836	(b)(d)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	700,000	747,232
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	200,000	235,021
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	500,000	471,250	(b)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/19/14	2,260,000	2,183,725	(b)(d)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	400,000	422,953

Total Banks				7,014,188

Capital Markets - 0.3%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	350,000	344,940

Consumer Finance - 0.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	400,000	439,780	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	584,283

Total Consumer Finance				1,024,063

Diversified Financial Services - 0.3%
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	300,000	396,416

TOTAL FINANCIALS				8,779,607

INDUSTRIALS - 0.1%
Construction & Engineering - 0.1%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	200,000	180,000	(c)

MATERIALS - 2.1%
Chemicals - 0.2%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	220,000	258,100

Construction Materials - 0.3%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	300,000	353,625	(c)

Metals & Mining - 1.5%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	135,000	149,378
Evraz Group SA, Senior Notes	6.750%	4/27/18	200,000	187,000	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	550,000	526,154
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000	184,500	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	150,000	129,173
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	192,686
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	168,000	167,635
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	300,000	300,000	(c)

Total Metals & Mining				1,836,526

Paper & Forest Products - 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	150,000	166,500	(c)

TOTAL MATERIALS				2,614,751

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		$110,063
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	300,000		307,080	(c)

TOTAL TELECOMMUNICATION SERVICES					417,143

UTILITIES - 0.3%
Electric Utilities - 0.3%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	200,000		198,000	(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	150,000		172,745

TOTAL UTILITIES					370,745

TOTAL CORPORATE BONDS & NOTES (Cost - $15,657,967)					16,151,428

MORTGAGE-BACKED SECURITIES - 0.5%
FHLMC - 0.4%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	8,346		8,674
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	471,939		527,187

Total FHLMC					535,861

FNMA - 0.1%
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	89,518		102,569

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $625,590)					638,430

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.3%
Canada - 1.3%
Government of Canada, Bonds (Cost - $1,979,182)	4.250%	12/1/26	1,261,341	CAD	1,670,481

SOVEREIGN BONDS - 9.0%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	100,000		97,900

Brazil - 3.2%
Federative Republic of Brazil, Notes	10.000%	1/1/17	2,806,000	BRL	1,172,859
Federative Republic of Brazil, Notes	6.000%	8/15/22	5,716,672	BRL	2,481,633
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	350,000		373,800

Total Brazil					4,028,292

Indonesia - 0.1%
Republic of Indonesia, Notes	3.750%	4/25/22	200,000		189,750	(c)

Mexico - 3.5%
United Mexican States, Bonds	8.000%	6/11/20	7,510,000	MXN	650,987
United Mexican States, Bonds	6.500%	6/9/22	45,470,000	MXN	3,597,899
United Mexican States, Medium-Term Notes	6.050%	1/11/40	44,000		50,270
United Mexican States, Senior Notes	4.750%	3/8/44	236,000		225,380

Total Mexico					4,524,536

Peru - 0.1%
Republic of Peru, Senior Bonds	8.750%	11/21/33	100,000		146,500

Philippines - 0.2%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	200,000		226,500

Russia - 0.3%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	357,500		407,371	(c)

South Africa - 1.0%
Republic of South Africa, Senior Notes	5.875%	9/16/25	1,220,000		1,315,160

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Turkey - 0.3%
Republic of Turkey, Notes	4.875%	4/16/43	450,000	$384,750

Venezuela - 0.2%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	300,000	229,500	(c)

TOTAL SOVEREIGN BONDS (Cost - $11,524,323)				11,550,259

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.5%
U.S. Government Obligations - 0.5%
U.S. Treasury Bonds	3.750%	11/15/43	170,000	176,030
U.S. Treasury Notes	2.500%	8/15/23	80,000	78,866
U.S. Treasury Notes	2.750%	11/15/23	260,000	261,198
U.S. Treasury Notes	2.750%	2/15/24	120,000	120,272

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $631,455)				636,366

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Put @ $122.00 (Cost - $47,200)		5/23/14	100	39,062

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $146,442,191)				149,924,909

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 1.0%
Repurchase Agreements - 1.0%
State Street Bank & Trust Co. repurchase agreement dated 3/31/14; Proceeds at maturity - $1,310,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value - $1,336,626) (Cost - $1,310,000)	0.000%	4/1/14	1,310,000	1,310,000

TOTAL INVESTMENTS - 118.5% (Cost - $147,752,191#)				151,234,909
Liabilities in Excess of Other Assets - (18.5)%				(23,584,986)

TOTAL NET ASSETS - 100.0%				$127,649,923

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CAD	— Canadian Dollar
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes Futures, Put	5/23/14	$120.00	67	$7,328
U.S. Treasury 30-Year Notes Futures, Put	4/25/14	132.00	10	5,938

TOTAL WRITTEN OPTIONS (Premiums received - $14,031)				$13,266

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is the Fund’s secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$118,917,294	—	$118,917,294
Collateralized mortgage obligations	—	321,589	—	321,589
Corporate bonds & notes	—	16,151,428	—	16,151,428
Mortgage-backed securities	—	638,430	—	638,430
Non-U.S. Treasury inflation protected securities	—	1,670,481	—	1,670,481
Sovereign bonds	—	11,550,259	—	11,550,259
U.S. government & agency obligations	—	636,366	—	636,366
Purchased options	$39,062	—	—	39,062

Total long-term investments	$39,062	$149,885,847	—	$149,924,909

Short-term investments†	—	1,310,000	—	1,310,000

Total investments	$39,062	$151,195,847	—	$151,234,909

Other financial instruments:
Futures contracts	$41,353	—	—	$41,353
Forward foreign currency contracts	—	$67,897	—	67,897

Total other financial instruments	$41,353	$67,897	—	$109,250

Total	$80,415	$151,263,744	—	$151,344,159

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$13,266	—	—	$13,266
Futures contracts	20,628	—	—	20,628
Forward foreign currency contracts	—	$179,456	—	179,456

Total	$33,894	$179,456	—	$213,350

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an

Notes to Schedule of Investments (unaudited) (continued)

agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to Schedule of Investments (unaudited) (continued)

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $192,722. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,936,425
Gross unrealized depreciation	(3,453,707)

Net unrealized appreciation	$3,482,718

Notes to Schedule of Investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$24,135,292	0.15%	$24,559,306

*	Averages based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.12% to 0.25% during the period ended March 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $9,249.

At March 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount
Deutsche Bank	0.15%	3/12/2014	4/16/2014	$6,137,500
Morgan Stanley	0.13%	3/12/2014	4/16/2014	5,032,549
Barclays	0.14%	3/26/2014	4/30/2014	2,887,509
Barclays	0.14%	2/12/2014	5/14/2014	2,880,902
Morgan Stanley	0.16%	2/12/2014	5/14/2014	3,767,700
Deutsche Bank	0.16%	2/12/2014	5/14/2014	3,768,750

				$24,474,910

On March 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $24,733,921.

During the period ended March 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	67	$8,157
Options written	628	213,506
Options closed	(618)	(207,632)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2014	77	$14,031

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	17	6/14	$2,033,985	$2,022,203	$(11,782)

Contracts to Sell:
Euro-Bobl Future	25	6/14	4,314,397	4,317,898	(3,501)
U.S. Treasury 10-Year Notes	86	6/14	10,662,353	10,621,000	41,353
U.S. Treasury Ultra Long-Term Bonds	10	6/14	1,326,843	1,332,188	(5,345)

					32,507

Net unrealized gain on open futures contracts					$20,725

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Bank of America N.A.	1,418,882	$623,059	4/16/14	$41,788

Contracts to Sell:
Brazilian Real	Bank of America N.A.	1,418,882	623,059	4/16/14	(35,165)
British Pound	Credit Suisse	1,161,258	1,935,379	5/14/14	(33,239)
Canadian Dollar	Bank of America N.A.	1,430,000	1,292,233	5/14/14	(17,303)
Canadian Dollar	Credit Suisse	1,850,428	1,672,157	5/14/14	(104)
Euro	Citibank N.A.	843,701	1,162,229	5/14/14	(8,016)
Japanese Yen	Bank of America N.A.	325,368,966	3,153,055	5/14/14	19,382
Japanese Yen	Credit Suisse	65,984,985	639,441	5/14/14	6,727
Brazilian Real	Citibank N.A.	3,910,719	1,704,304	5/15/14	(85,629)

					(153,347)

Net unrealized loss on open forward foreign currency contracts					$(111,559)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$39,062	$(13,266)	$41,353	$(20,628)	—	—	$46,521
Foreign Exchange Risk	—	—			$67,897	$(179,456)	(111,559)

Total	$39,062	$(13,266)	$41,353	$(20,628)	$67,897	$(179,456)	$(65,038)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$39,426
Written options	39,500
Futures contracts (to buy)	7,092,703
Futures contracts (to sell)	27,759,344
Forward foreign currency contracts (to buy)	3,693,755
Forward foreign currency contracts (to sell)	13,128,834

4. Subsequent event

On April 25, 2014, stockholders voted to approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund.

It is expected that the effective date of the liquidation will be May 30, 2014 and the transfer agent will close the books of the Fund on that date (the “Liquidation Date”). The proportionate interests of the stockholders in the assets of the Fund will be fixed on the basis of their respective holdings at the close of business on the Liquidation Date. It is expected that prior to the opening of business on June 2, 2014, the Fund will cease trading on the New York Stock Exchange. The Fund will then liquidate and distribute its remaining net assets on or about Monday, June 2, 2014.

Prior to the Liquidation Date, in preparation for the liquidation of the Fund, at the discretion of the Fund’s portfolio management, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014